UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 12, 2007

TOWERSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-131087	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI		02842
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On January 12, 2007, Towerstream Corporation (the “Company”) dismissed Schumacher & Associates, Inc. (“Schumacher”) as its independent registered public accounting firm, which was to be effective upon the completion by Schumacher of its procedures regarding the preparation and filing of the Company’s Annual Report on Form 10-KSB for the period ended November 30, 2006. The decision to dismiss Schumacher was approved by the Company’s Board of Directors. The Company filed a Current Report on Form 8−K disclosing the dismissal of Schumacher as its principal auditors on January 19, 2007.

On March 12, 2007, Schumacher completed the above procedures and the Company’s engagement of Schumacher ended and the dismissal of Schumacher became effective. The reports of Schumacher on the consolidated financial statements of the Company as of and for the fiscal years ended November 30, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph disclosing substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2006 and 2005 and through March 12, 2007, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher, would have caused Schumacher to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

On January 12, 2007, the Company engaged Marcum & Kliegman, LLP (“MK”) as the Company’s principal independent registered public accountant. The engagement of MK was approved by the Company’s Board of Directors.

During the years ended November 30, 2006 and 2005 and through January 12, 2007, the Company did not consult with MK with respect to either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

The Company has provided Schumacher with a copy of the foregoing disclosure. Attached as Exhibit 16.1 hereto is a copy of Schumacher’s letter, dated March 12, 2007, in response to the foregoing disclosure related to Schumacher.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Schumacher & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWERSTREAM CORPORATION

Date: March 15, 2007	By:	/s/ George E. Kilguss, III
George E. Kilguss, III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Schumacher & Associates, Inc.